UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 25, 2008

                              AQUACELL WATER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-51723               86-0675195
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)

                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item. 4.01  Changes in Registrant's Certifying Accountant.

            (a)  (i)    Registrant's former independent registered public
                        accounting firm KMJ Corbin & Company LLP ("KMJ") was dismissed as of February 25, 2008 and KMJ received written notice of dismissal on February 26, 2008.

                 (ii) KMJ was retained by the Company in May 2007 and never issued any report on the Company's financial statements.

                 (iii) The decision to dismiss KMJ was recommended by the audit committee of the Board of Directors.

                 (iv) There were no disagreements, whether or not resolved, with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KMJ's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with this report.

            (b) PS Stephenson & Co. PC has been engaged as the principal accountant to audit the Registrant's financial statements as of February 25, 2008.


Item. 9.01.  Financial Statements and Exhibits.

             (d)  Exhibits.

                  16.  Letter re change in certifying accountant.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL WATER, INC.

Date: February 29, 2008                     By: /s/ Karen B. Laustsen
                                            ------------------------------------
                                                    Karen B. Laustsen
						    Secretary